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                                                                      Exhibit 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-01921) pertaining to The Standard Products Company (Gaylord, Michigan Plant) UAW Local 388 Collectively Bargained Savings and Retirement Plan (the
Plan) of our report dated December 18, 2000, with respect to the Plan's financial statements and schedules included in this Annual Report (Form 11-K) for the year ended June 30, 2000.

                                                      /s/ Ernst & Young LLP


Toledo, Ohio
December 21, 2000